SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934


Date of Report (Date of earliest event reported):   March 22, 2001
                                                    ............................

                               VIALOG CORPORATION
 ...............................................................................
            (Exact name of registrant as specified in its charter)


       Massachusetts                001-15527                 04-3305282
 ...........................   ......................    ........................
      (State or other              (Commission             (I.R.S. Employer
       jurisdiction                File Number)           Identification No.)
     of incorporation)



                                 32 Crosby Drive
                          Bedford, Massachusetts 01730
 ...............................................................................
                    (Address of principal executive offices)


                                                    (781) 761-6200
Registrant's telephone number, including area code..............................


 ...............................................................................
         (Former name or former address, if changed since last report.)

Item 5.  Other Events
---------------------

      On March 22, 2001, the Registrant and Genesys S.A. jointly issued for publication the press release attached as Exhibit 99.1 announcing the receipt of commitments from a bank group which will permit Vialog to refinance its outstanding debt following its acquisition by Genesys S.A. As described in more detail in the attached press release, the closing of the acquisition of Vialog by Genesys is expected to occur simultaneously with the loan closing in approximately four weeks.


Item 7.  Financial Statements and Exhibits

      (c)   Exhibits

            99.1  Joint Press Release dated March 22, 2001.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                          VIALOG CORPORATION


Date:  March 22, 2001                           By: /s/ Kim A. Mayyasi
                                                   ---------------------
                                                President & CEO


                                  EXHIBIT INDEX
                                  -------------

          Exhibit
          -------
            99.1     Joint Press Release dated March 22, 2001